Exhibit 10.2

JOINDER SUPPLEMENT

JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institutions identified in Items 2(a) and 2(b) of Schedule I hereto, ACS Funding Trust I, as the borrower (the “Borrower”), the Lender Agent named in Item 4 of Schedule I hereto (the “Lender Agent”), and Wachovia Capital Markets, LLC, as Deal Agent (the “Deal Agent”).

W I T N E S S E T H:

WHEREAS, this Joinder Supplement is being executed and delivered under Section 2.1(e) of the Second Amended and Restated Loan Funding and Servicing Agreement, dated as of August 10, 2004 (as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), by and among the Borrower, American Capital Strategies, Ltd., as the servicer (the “Servicer”), the Conduit Lenders and Institutional Lenders from time to time party thereto, the Lender Agents from time to time party thereto, the Deal Agent, JPMorgan Chase Bank, as the swingline lender, and Wells Fargo Bank, National Association, as the backup servicer and as the collateral custodian (all capitalized terms used but not defined herein have the meaning assigned thereto in the Agreement); and

WHEREAS, the party set forth in Item 2(a) of Schedule I hereto (the “Proposed Conduit Lender”) wishes to become a Lender designated as a Conduit Lender party to the Agreement; and

WHEREAS, the party set forth in Item 2(b) of Schedule I hereto (the “Proposed Institutional Lender”) wishes to become a Lender designated as an Institutional Lender party to the Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a) Upon receipt by the Deal Agent of an executed counterpart of this Joinder Supplement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Conduit Lender, the Proposed Institutional Lender, the Borrower, the Lender Agent and the Deal Agent, the Deal Agent will transmit to the Proposed Conduit Lender, the Proposed Institutional Lender, the Borrower and the Lender Agent, a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Supplement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Deal Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Conduit Lender shall be a Lender designated as a Conduit Lender party to the Agreement for all purposes thereof, and the Proposed Institutional Lender shall be a Lender designated as an Institutional Lender party to the Agreement for all purposes thereof. Pursuant thereto, and concurrently therewith, the Borrower shall execute and deliver to the Lender Agent a Structured Note in the name of the Proposed Conduit Lender.

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(b) Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Supplement.

(c) By executing and delivering this Joinder Supplement, each of the Proposed Conduit Lender and the Proposed Institutional Lender confirms to and agrees with the Deal Agent, the Lender Agents and the other Lenders as follows: (i) none of the Deal Agent, the Lender Agents and the other Lenders makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto, or with respect to any Structured Notes issued under the Agreement, or the Collateral (as defined under the Agreement) or the financial condition of the Originator, the Servicer or the Borrower, or the performance or observance by the Originator, the Servicer or the Borrower of any of their respective obligations under the Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto; (ii) it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Supplement; (iii) it will, independently and without reliance upon the Deal Agent, the Lender Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) each of the Proposed Conduit Lender and the Proposed Institutional Lender appoints and authorizes the Lender Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Lender Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article XI of the Agreement; (v) each of the Proposed Conduit Lender and the Proposed Institutional Lender appoints and authorizes the Deal Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Deal Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Agreement; and (vi) each of the Proposed Conduit Lender and the Proposed Institutional Lender agrees (for the benefit of the parties hereto and the other Lenders) that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender designated as a Conduit Lender or an Institutional Lender, as applicable.

(d) Schedule II hereto sets forth administrative information with respect to each of the Proposed Conduit Lender and the Proposed Institutional Lender.

(e) This Joinder Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

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SCHEDULE I TO

JOINDER SUPPLEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR JOINDER SUPPLEMENT

Re:	Second Amended and Restated Loan Funding and Servicing Agreement, dated as of August 10, 2004, among ACS Funding Trust I, as Borrower, the other parties thereto and Wachovia Capital Markets, LLC, as Deal Agent.

Item 1:	Date of Joinder Supplement: November 15, 2004

Item 2(a):	Proposed Lender: YC SUSI Trust

        Type of Lender: ☒ Conduit Lender

              ☐ Institutional Lender

Item 2(b):	Proposed Lender: Bank of America, National Association

        Type of Lender: ☐ Conduit Lender

             ☒ Institutional Lender

Item 3:	Commitment: $150,000,000

Commitment Termination Date: August 7, 2007

Item 4:	Name of Lender Agent for Conduit Lender: Bank of America, National Association

Item 5:	Signatures of Parties to Agreement:

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YC SUSI TRUST, as Proposed Conduit Lender

By:	BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Trustee and SUSI Trustee

By:	/s/ Robert R. Wood
Name:	Robert R. Wood
Title:	Principal

BANK OF AMERICA, NATIONAL ASSOCIATION, as Proposed Lender Agent

By:	/s/ Robert R. Wood
Name:	Robert R. Wood
Title:	Principal

BANK OF AMERICA, NATIONAL ASSOCIATION, as Proposed Institutional Lender

By:	/s/ Robert R. Wood
Name:	Robert R. Wood
Title:	Principal

Joinder Supplement

ACS FUNDING TRUST I, as Borrower,

By:	/s/ Malon Wilkus
Name:	Malon Wilkus
Title:	Beneficiary Trustee

Joinder Supplement

WACHOVIA CAPITAL MARKETS, LLC, as Deal Agent

By:	/s/ Paul A. Burkhart
Name:	Paul A. Burkhart
Title:	Vice President

Joinder Supplement

Acknowledged and agreed in accordance with Section 2.1(e) of the Agreement:

JPMORGAN CHASE BANK

By:	/s/ Christine Herrick
Name:	Christine Herrick
Title:	Vice President

Joinder Supplement

SCHEDULE II TO

JOINDER SUPPLEMENT

ADDRESS FOR NOTICES

AND

WIRE INSTRUCTIONS

Address for Notices:	YC SUSI Trust
c/o Bank of America, National Association, as SUSI Trustee and
Administrative Trustee
214 North Tryon Street
Charlotte, North Carolina 28255
Attention: Michelle Heath, Global Structured Finance
Telephone: 704.386.7922
Facsimile: 704.388.0827
email:

Bank of America, National Association
214 North Tryon Street
Charlotte, North Carolina 28255
Attention: Michelle Heath, Global Structured Finance
Telephone: 704.386.7922
Facsimile: 704.388.0827
email:

Wire Instructions:	Proposed Conduit Lender:

	Name of Bank:	Deutsche Bank Trust Company Americas
	A/C No.:	xxxxxxxx
	ABA No.:	xxxxxxxx
	BNF:	BTCO as Depository for YC SUSI
	Reference:	ACAS
	Attention:	Orinthia Skeete

Proposed Institutional Lender:

	Name of Bank:	Bank of America
	A/C No.:	xxxxxxxxxxxxxx
	ABA No.:	xxxxxxxxxxxx
	Acct Name:	Corporate Credit Support
	Attention:	Kelly Weaver / Angela Berry

Joinder Supplement

SCHEDULE III TO

JOINDER SUPPLEMENT

JOINDER EFFECTIVE NOTICE

To:	ACS Funding Trust I	Bank of America, National Association
	c/o American Capital Strategies, Ltd.	214 North Tryon Street
	2 Bethesda Metro Center, 14th Floor	Charlotte, North Carolina 28255
	Bethesda, Maryland 20814	Attention: Michelle Heath, Global
	Attention: Compliance Officer	Structured Finance
	Facsimile No.: 301.654.6714	Telephone: 704.386.7922
	Confirmation No.: 301.951.6122	Facsimile: 704.388.0827

The undersigned, as Deal Agent under the Second Amended and Restated Loan Funding and Servicing Agreement, dated as of August 10, 2004, by and among the Borrower, American Capital Strategies, Ltd., as the servicer, the Conduit Lenders and Institutional Lenders from time to time party thereto, the Lender Agents from time to time party thereto, the Deal Agent, JPMorgan Chase Bank, as the swingline lender, and Wells Fargo Bank, National Association, as the backup servicer and as the collateral custodian, acknowledges receipt of an executed counterpart of a completed Joinder Supplement and consents to the addition of YC SUSI Trust as a Conduit Lender and Bank of America, National Association as an Institutional Lender under the Agreement. Terms defined in such Joinder Supplement are used herein as therein defined.

Pursuant to such Joinder Supplement, you are advised that the Joinder Effective Date for YC SUSI Trust and Bank of America, National Association will be November 15, 2004 and that YC SUSI Trust will be a Lender designated as a Conduit Lender and Bank of America, National Association will be a Lender designated as an Institutional Lender, with a Commitment of $150,000,000.

Joinder Supplement

Very truly yours,

WACHOVIA CAPITAL MARKETS, LLC, as
Deal Agent

By:	/s/ Paul A. Burkhart
Name:	Paul A. Burkhart
Title:	Vice President

Joinder Supplement